                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                              GENOMICA CORPORATION
                                       TO
                        BLUEGREEN ACQUISITION SUB, INC.,
                  A WHOLLY OWNED SUBSIDIARY OF EXELIXIS, INC.,
                     IN EXCHANGE FOR SHARES OF COMMON STOCK
                                       OF
                                 EXELIXIS, INC.

             DESCRIPTION OF SHARES OF GENOMICA COMMON STOCK TENDERED

        Name(s) and Address(es) of Registered Holder(s)
(Please Fill in Exactly as Name(s) Appear(s) On Certificate(s) Representing    Genomica Certificate(s) and Shares of Genomica Common
        Shares of Genomica Common Stock ("Genomica Certificates"))             Stock Tendered (Attach Additional List if Necessary)

                                                                                                 Total Number of
                                                                                                 Shares of
                                                                                                 Genomica
                                                                                                 Common Stock      Number of Shares
                                                                                                 Represented by    of Genomica
                                                                               Certificate       Genomica          Common Stock
                                                                               Number(s)         Certificates(1)   Tendered(2)


                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------

                                                                               Total number of shares of Genomica Common Stock:

1.       Need not be completed by Book-Entry stockholders.

2. Unless otherwise indicated, it will be assumed that all shares of Genomica Common Stock represented by Genomica Certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

[ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

            PURSUANT TO THE EXCHANGE OFFER AND BASED ON THE EXCHANGE RATIO DESCRIBED IN THE PROSPECTUS DATED NOVEMBER 29, 2001.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, DECEMBER 27, 2001, UNLESS THE OFFER IS EXTENDED.

               The Exchange Agent and Depositary for the Offer is:
                          MELLON INVESTOR SERVICES LLC

               By Mail:                            By Overnight Delivery:                      By Hand Delivery:
      Attn: Reorganization Dept.                 Attn: Reorganization Dept.                Attn: Reorganization Dept.
            P.O. Box 3301                           85 Challenger Road                     120 Broadway, 13th Floor
     South Hackensack, NJ 07606                      Mail-Stop-Reorg.                         New York, NY 10271
                                                 Ridgefield Park, NJ 07660

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS
SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU
  MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE
                       SUBSTITUTE W-9 FORM PROVIDED BELOW.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is furnished to the stockholders of Genomica Corporation, a Delaware corporation ("Genomica"), in connection with the offer of Bluegreen Acquisition Sub, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Exelixis, Inc., a Delaware corporation ("Exelixis"), to exchange a portion of a share of common stock, par value $0.001 per share, of Exelixis ("Exelixis Common Stock"), for each outstanding share of common stock, par value $0.001 per share of Genomica ("Genomica Common Stock"), other than those owned by Exelixis or its subsidiaries, upon the terms and subject to the conditions described in the prospectus, dated November 29, 2001 (the "Prospectus," which, together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the "Offer"). The Offer is being made in connection with a merger agreement, dated as of November 19, 2001, among Exelixis, Merger Sub and Genomica. The merger agreement provides, among other things, that following completion of the Offer, Merger Sub will be merged with Genomica, with Genomica surviving the merger as a wholly owned subsidiary of Exelixis.

        This Letter of Transmittal should be used by Genomica stockholders if Genomica Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 1 below) is utilized, if delivery of shares of Genomica Common Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth under "The Transaction - Procedure for Tendering" in the Prospectus. Genomica stockholders who deliver shares of Genomica Common Stock by book- entry transfer are referred to herein as "Book-Entry Stockholders" and Genomica stockholders who deliver Genomica Certificates are referred to herein as "Certificate Stockholders."

        Stockholders whose Genomica Certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as described in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their shares of Genomica Common Stock according to the guaranteed delivery procedures set forth under "The Transaction
- Guaranteed Delivery" in the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[ ]     CHECK HERE IF GENOMICA CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED.

[ ] CHECK HERE IF SHARES OF GENOMICA COMMON STOCK ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution: _________________________________________

        DTC Participant Number: ________________________________________________

        Transaction Code Number: _______________________________________________

[ ] CHECK HERE IF SHARES OF GENOMICA COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s): _______________________________________

        Window Ticket Number (if any) or DTC Participant Number: _______________

        Date of Execution of Notice of Guaranteed Delivery:_____________________

        Name of Institution that Guaranteed Delivery: __________________________

Ladies and Gentlemen:

        The undersigned hereby delivers to Merger Sub the above-described shares of Genomica Common Stock, pursuant to Merger Sub's offer to exchange shares of Exelixis Common Stock in accordance with the exchange ratio (determined as described in the Prospectus), for each outstanding share of Genomica Common Stock, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance of the shares of Genomica Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to Merger Sub, all right, title and interest in and to all of the shares of Genomica Common Stock that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Genomica Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver such Genomica Certificates, or transfer ownership of such shares of Genomica Common Stock on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Merger Sub,
(ii) present such shares of Genomica Common Stock for transfer on the books of Genomica, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Genomica Common Stock, all in accordance with the terms of the Offer. This appointment will be effective if and when, and only to the extent that, Merger Sub accepts such shares of Genomica Common Stock for exchange pursuant to the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Merger Sub, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Genomica's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the shares of Genomica Common Stock tendered hereby and accepted for exchange by Merger Sub. This appointment will be effective if and when, and only to the extent that, Merger Sub accepts such shares of Genomica Common Stock for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such shares of Genomica Common Stock in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares of Genomica Common Stock, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Merger Sub reserves the right to require that, in order for shares of Genomica Common Stock to be deemed validly tendered, immediately upon Merger Sub's acceptance for exchange of such shares of Genomica Common Stock, Merger Sub or its designee must be able to exercise full voting, consent and other rights with respect to such shares of Genomica Common Stock, including voting at any meeting of Genomica's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Genomica Common Stock tendered hereby, that the undersigned owns the shares of Genomica Common Stock tendered hereby, and that when the same are accepted for exchange by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the shares of Genomica Common Stock tendered hereby.

        The undersigned represents and warrants that the undersigned agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        The undersigned understands that the valid tender of shares of Genomica Common Stock pursuant to any one of the procedures described in the Prospectus under "The Transaction - Procedure for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Merger Sub may not be required to accept for exchange any of the shares of Genomica Common Stock tendered hereby.

         The undersigned understands that no fraction of a share of Exelixis Common Stock will be issued. Instead, a check will be issued for the cash value of any fraction of a share of Exelixis Common Stock that a Genomica stockholder would otherwise be entitled to receive.

         Unless otherwise indicated under "Special Issuance Instructions," please issue shares of Exelixis Common Stock and any check for cash in lieu of fractional shares of Exelixis Common Stock and return any Genomica Certificates not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name(s) of the registered holder(s) appearing above under "Description of Shares of Genomica Common Stock Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver documentation evidencing shares of Exelixis Common Stock and any check for cash in lieu of a fractional share of Exelixis Common Stock and return any Genomica Certificates not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares of Genomica Common Stock Tendered." In the event that the box entitled "Special Issuance Instructions" and/or the box entitled "Special Delivery Instructions" are completed, please issue shares of Exelixis Common Stock (and the documentation evidencing same) and any check for cash in lieu of a fractional share of Exelixis Common Stock and return any Genomica Certificates not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name of, and/or deliver said documentation and check and return such certificates to, the person or persons so indicated.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any shares of Genomica Common Stock tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Merger Sub has no obligation, pursuant to the "Special Issuance Instructions," to transfer any shares of Genomica Common Stock from the name of the registered holder thereof if Merger Sub does not accept for exchange any or all of the shares of Genomica Common Stock so tendered.

               SPECIAL ISSUANCE INSTRUCTIONS
              (SEE INSTRUCTIONS 2, 5, 6 AND 7)

     To be completed ONLY if the shares of Exelixis Common Stock and the check for cash payable in lieu of fractional shares are to be issued in the name of someone other than the undersigned, if Genomica Certificates not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if shares of Genomica Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:
[ ] check
[ ] certificates to:

Name:___________________________________________________________________________
                                    (PLEASE PRINT)
Address:________________________________________________________________________

_______________________________________________________________________________
                                   (ZIP CODE)

________________________________________________________________________________
             (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                 (SEE SUBSTITUTE FORM W-9)

         Credit the shares of Genomica Common Stock tendered by book-entry transfer that are not accepted for exchange to The Depository Trust Company to the account number set forth below:

________________________________________________________________________________
                                (ACCOUNT NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 5, 6 AND 7)

         To be completed ONLY if Genomica Certificates not tendered or not accepted for exchange and the shares of Exelixis Common Stock and the check for cash payable in lieu of fractional shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares of Genomica Common Stock Tendered."

Issue:

[ ]  check

[ ]  certificates to:

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                            (SEE SUBSTITUTE FORM W-9)

                               IMPORTANT DOCUMENT
                             STOCKHOLDERS SIGN HERE
               (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

________________________________________________________________________________

________________________________________________________________________________
                           (SIGNATURE(S) OF HOLDER(S))
                        (SEE GUARANTEE REQUIREMENT BELOW)

Dated:__________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Genomica Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________
                                                       (SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTION 2 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm:___________________________________________________________________
Address:________________________________________________________________________
Authorized Signature:___________________________________________________________
Name:___________________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:

Dated:__________________________________________________________________________

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Genomica stockholders either (i) if Genomica Certificates are to be forwarded to the Exchange Agent herewith or (ii) unless an Agent's Message (as defined below) is utilized, if delivery of shares of Genomica Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus under "The Transaction - Procedure for Tendering."

         For a stockholder to validly tender shares of Genomica Common Stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date and either (i) certificates for tendered shares of Genomica Common Stock must be received by the Exchange Agent at one of such addresses prior to the expiration date or (ii) shares of Genomica Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus under "The Transaction - Procedure for Tendering" and a book-entry conformation must be received by the Exchange Agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus under "The Transaction - Guaranteed Delivery."

         Stockholders whose Genomica Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Genomica Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the Prospectus under "The Transaction - Guaranteed Delivery."

         Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution (as defined below), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Merger Sub must be received by the Exchange Agent prior to the expiration date and (iii) the certificates for all tendered shares of Genomica Common Stock, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Genomica Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

         The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of Genomica Common Stock, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Merger Sub may enforce such agreement against the participant.

         THE SIGNATURES ON THIS LETTER OF TRANSMITTAL COVER THE SHARES OF GENOMICA COMMON STOCK TENDERED HEREBY.

         THE METHOD OF DELIVERY FOR SHARES OF GENOMICA COMMON STOCK, THIS LETTER OF TRANSMITTAL, THE GENOMICA CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY OF SHARES OF GENOMICA COMMON STOCK WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Exelixis Common Stock will be issued. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their shares of Genomica Common Stock for exchange.

         2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Genomica Common Stock) of shares of Genomica Common Stock tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions," or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of Genomica Common Stock are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the

Securities Transfer Association, Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Shares of Genomica Common Stock Tendered" is inadequate, the number of shares of Genomica Common Stock tendered and the stock certificate numbers with respect to such shares of Genomica Common Stock should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of Genomica Common Stock evidenced by any stock certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of shares of Genomica Common Stock that are to be tendered in the box entitled "Number of Shares of Genomica Common Stock Tendered." In any such case, new certificate(s) for the remainder of the shares of Genomica Common Stock that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All shares of Genomica Common Stock represented by Genomica Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Genomica Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the shares of Genomica Common Stock tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered shares of Genomica Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any Genomica Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Sub of the authority of such person so to act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of shares of Genomica Common Stock listed and transmitted hereby, no endorsements of Genomica Certificates or separate stock powers are required unless payment of Genomica Certificates not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such stock certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Genomica Common Stock evidenced by Genomica Certificates listed and transmitted hereby, such Genomica Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Genomica Certificates. Signature(s) on any such Genomica Certificates or stock powers must be guaranteed by an Eligible Institution.

         6. STOCK TRANSFER TAXES. If delivery of the consideration in respect of the Offer is to be made or (in the circumstances where permitted hereby) if Genomica Certificates not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Merger Sub of the payment of such taxes, or exemption therefrom, is submitted.

         7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. If shares of Exelixis Common Stock delivered in the Offer (or the documentation evidencing same), any check for cash in lieu of a fractional share of Exelixis Common Stock and Genomica Certificates not accepted for exchange or not tendered are to be issued in the name of and/or delivered to, a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering shares of Genomica Common Stock by book-entry transfer may request that shares of Genomica Common Stock not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such shares of Genomica Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such shares of Genomica Common Stock were delivered.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

         9. WAIVER OF CONDITIONS. Merger Sub reserves the absolute right in its sole discretion to waive the conditions to the Offer and to make any change in the terms or the conditions to the Offer except as set forth in the Prospectus.

         10. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's U.S. social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 30.5% federal backup withholding tax (30% for payments in 2002) on the payment of cash in lieu of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 4, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 30.5% on all cash payments instead of fractional shares (30% for payments in 2002) until a TIN is provided to the Exchange Agent.

         11. LOST, DESTROYED OR STOLEN STOCK CERTIFICATES. If any Genomica Certificate(s) has been lost, destroyed or stolen, the stockholder should promptly contact Mellon Investor Services LLC for instruction on the steps that must be taken in order to replace the stock certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen stock certificates have been followed.

                                   IMPORTANT:

THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES OF GENOMICA COMMON STOCK MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES OF GENOMICA COMMON STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a stockholder whose tendered shares of Genomica Common Stock are accepted for payment and who may receive cash in lieu of a fractional share is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each, a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's U.S. social security number. (See Instruction 10) The TIN of a resident alien who does not have and is not eligible to obtain a U.S. social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part 2 of the "Certification" box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any payment of cash in lieu of fractional shares that is made to such stockholder may be subject to 30.5% (30% for payments in 2002) federal backup withholding.

         Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the


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
Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal backup withholding applies, the Exchange Agent is required to withhold 30.5% (30% for payments in 2002) of any payment of cash in lieu of a fractional share made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                         PURPOSE OF SUBSTITUTE FORM W-9

         To prevent federal backup withholding on cash payments that are made to a stockholder with respect to fractional shares acquired pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The stockholder is required to give the Exchange Agent the TIN of the record owner of the shares of Genomica Common Stock. If the shares of Genomica Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in
Part 1, check the box in Part 4, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30.5% (30% for payments in 2002) on all cash paid in lieu of a fractional share until a TIN is provided to the Exchange Agent.


TAXPAYER IDENTIFICATION NO. - FOR ALL PART 1 ACCOUNTS

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE
TREASURY INTERNAL
REVENUE SERVICE


PAYER'S REQUEST FOR
TAXPAYER'S
IDENTIFICATION NUMBER
(TIN)

Enter your taxpayer identification
number in the appropriate box. For
most individuals and sole proprietors,          ______________________
this is your Social Security Number.            Social Security Number

For other entities, it is your
Employer Identification ("ID") # Number                  OR

If you do not have a number, see                ______________________
"How to Obtain a TIN" in                         Employee ID Number
the enclosed Guidelines.


Note: If the account is in more than
one name, see the chart on page 2 of
the enclosed Guidelines to determine
what number to enter.

PART 2
For Payees
Exempt From
Backup
Withholding
(see enclosed Guidelines)

PART 3 Certification
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

2. I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.       Any information provided on this form is true, correct and complete.

CERTIFICATE INSTRUCTIONS - You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2).

                                     PART 4

                                  Awaiting TIN

                                      [ ]


                                     PART 5

                                   Exempt TIN

                                      [ ]

Signature: ____________________________________________    Date:________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
 OF 30.5% (30% FOR PAYMENTS IN 2002) OF ANY CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR
   CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                              ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF
                            THE SUBSTITUTE FORM W-9:



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent within 60 days, 30.5% (30% for payments in 2002) of all reportable payments made to me thereafter will be withheld until I provide a number.

____________________________________________________            ________________
                   Signature                                          Date

____________________________________________________
                  Print Name

         Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. Genomica stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC
                               44 Wall Street 7th
                          Floor New York, NY 10005 Call
                            Toll-Free: (866) 323-8159




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